SAFETY COMPONENTS INTERNATIONAL, INC. AND SUBSIDIARIES

                  EXHIBIT 21.1 - Subsidiaries of The Registrant
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
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                                                                         Jurisdiction          Names under which
                                                                         Where                 subsidiary does
Name of Subsidiary                                                       Organized             Business
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
Safety Components Fabric Technologies, Inc.                              Delaware              Safety Components
                                                                                               Fabric Technologies,
                                                                                               Inc.
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                                                                                               Automotive Safety
Automotive Safety Components International, Inc.                         Delaware              Components
                                                                                               International, Inc.
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ASCI Holdings Germany (DE), Inc.                                         Delaware
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ASCI Holdings Mexico (DE), Inc.                                          Delaware
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ASCI Holdings UK (DE), Inc.                                              Delaware
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ASCI Holdings Czech (DE), Inc.                                           Delaware
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Automotive Safety Components International GmbH & Co. KG                 Germany               Automotive Safety
                                                                                               Components
                                                                                               International GmbH &
                                                                                               Co. KG
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Automotive Safety Components International Verwaltungs GmbH              Germany               Automotive Safety
                                                                                               Components
                                                                                               International
                                                                                               Verwaltungs GmbH
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Automotive Safety Components International S.A. de C.V.                  Mexico                Automotive Safety
                                                                                               Components
                                                                                               International, S.A. de
                                                                                               C.V.
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Automotive Safety Components International Limited                       United Kingdom        Automotive Safety
                                                                                               Components
                                                                                               International Limited
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Automotive Safety Components International, s.r.o.                       Czech Republic        Automotive Safety
                                                                                               Components
                                                                                               International s.r.o.
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Automotive Safety Components International RO S.R.L.                     Romania               Automotive Safety
                                                                                               Components
                                                                                               International RO S.R.L.
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